SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 16, 2002 (July 15, 2002)


               SOUTH HERTFORDSHIRE UNITED KINGDOM FUND, LTD.
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             (Exact Name of Registrant as Specified in Charter)


Colorado                                0-19889                 84-1145140
(State or Other Jurisdiction of   (Commission File Number)   (IRS Employer
Incorporation)                                              Identification No.)


           Caxton Way, Waterford, Hertfordshire, England WD1 8XH
            (Address of Principal Executive Offices) (Zip Code)


  Registrant's Telephone Number, including area code: 011-44-1923-435-000


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       (Former Name or Former Address, if Changed Since Last Report)




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

99.1 Second Amended Joint Reorganization Plan of NTL Incorporated and Certain Subsidiaries, dated July 15, 2002

99.2     Amended Disclosure Statement with Respect to the Second
         Amended Joint Reorganization Plan of NTL Incorporated and Certain Subsidiaries, dated July 15, 2002

ITEM 9.  REGULATION FD DISCLOSURES

         On July 15, 2002, the ultimate parent of South Hertfordshire United Kingdom Fund, Ltd., NTL Incorporated, and certain of NTL Incorporated's subsidiaries, namely, NTL (Delaware) Inc., NTL Communications Corp., Diamond Cable Communications Limited, Diamond Holdings Limited and Communications Cable Funding Corp. filed an amended disclosure statement and a second amended joint reorganization plan with the United States Bankruptcy Court in the Southern District of New York. The full text of the Second Amended Joint Reorganization Plan of NTL Incorporated and Certain Subsidiaries is attached to this report as Exhibit 99.1 and is incorporated by reference in its entirety herein. The full text of the Amended Disclosure Statement with Respect to the Second Amended Joint Reorganization Plan of NTL Incorporated and Certain Subsidiaries is attached to this report as Exhibit 99.2 and is incorporated by reference in its entirety herein.



                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FAWNSPRING LIMITED,
                                       its General Partner

                                       By:   /s/ Robert Mackenzie
                                             -----------------------------
                                             Name:  Robert Mackenzie
                                             Title: Secretary


Dated:  July 16, 2002


                               EXHIBIT INDEX

Exhibit

99.1 Second Amended Joint Reorganization Plan of NTL Incorporated and Certain Subsidiaries, dated July 15, 2002

99.2 Amended Disclosure Statement with Respect to the Second Amended Joint Reorganization Plan of NTL Incorporated and Certain
         Subsidiaries, dated July 15, 2002